Exhibit 99.1

PepsiCo Announces Cash Tender Offers
for Certain Outstanding Debt Securities

PURCHASE, N.Y. – Oct. 6, 2021 – PepsiCo, Inc. (NASDAQ: PEP) today announced that it has commenced cash tender offers (collectively, the “Offers”) for up to $4.0 billion aggregate purchase price (excluding accrued and unpaid interest to, but not including, the applicable settlement date and excluding fees and expenses related to the Offers) (the “Maximum Tender Amount”) of the debt securities listed in the table below (collectively, the “Securities”). The Offers are subject to the proration procedures described in the Offer to Purchase dated October 6, 2021, as amended or supplemented (the “Offer to Purchase”), and order of priority (the “Acceptance Priority Levels” as set forth in the table below under “Acceptance Priority Level”), and are made to each registered holder of Securities (individually, a “Holder,” and collectively, the “Holders”).

The following table sets forth certain information regarding the Securities and the Offers:

Title of Security	CUSIP Number	Principal Amount Outstanding (in millions)	Acceptance Priority Level(1)	Reference U.S. Treasury Security	Bloomberg Reference Page(2)	Fixed Spread (basis points)	Early Tender Premium(3)	Hypothetical Total Consideration(3)(4)(5)
5.50% Senior Notes due 2035	713448 EH7	$105.7	1	1.25% UST due August 15, 2031	FIT1	+80	$30	$1,370.84
5.50% Senior Notes due 2035, Series A	713448 ED6; U71344 BF8	$1.1	1	1.25% UST due August 15, 2031	FIT1	+80	$30	$1,370.84
5.50% Senior Notes due 2040	713448 BP2	$592.3	2	1.75% UST due August 15, 2041	FIT1	+55	$30	$1,427.23
4.875% Senior Notes due 2040	713448 BS6	$340.3	3	1.75% UST due August 15, 2041	FIT1	+55	$30	$1,348.08
4.600% Senior Notes due 2045	713448 CZ9	$500.0	4	2.375% UST due May 15, 2051	FIT1	+67	$30	$1,321.91
4.450% Senior Notes due 2046	713448 DD7	$1,500.0	5	2.375% UST due May 15, 2051	FIT1	+68	$30	$1,300.89
4.250% Senior Notes due 2044	713448 CQ9	$500.0	6	1.75% UST due August 15, 2041	FIT1	+73	$30	$1,253.63
4.000% Senior Notes due 2042	713448 BZ0	$750.0	7	1.75% UST due August 15, 2041	FIT1	+62	$30	$1,216.13
4.000% Senior Notes due 2047	713448 DV7	$750.0	8	2.375% UST due May 15, 2051	FIT1	+68	$30	$1,228.94
3.875% Senior Notes due 2060	713448 EV6	$750.0	9	2.375% UST due May 15, 2051	FIT1	+76	$30	$1,247.08
3.600% Senior Notes due 2042	713448 CC0	$600.0	10	1.75% UST due August 15, 2041	FIT1	+65	$30	$1,150.61
3.625% Senior Notes due 2050	713448 EU8	$1,500.0	11	2.375% UST due May 15, 2051	FIT1	+65	$30	$1,180.24
3.500% Senior Notes due 2040	713448 ET1	$750.0	12	1.75% UST due August 15, 2041	FIT1	+53	$30	$1,138.46
3.450% Senior Notes due 2046	713448 DP0	$1,500.0	13	2.375% UST due May 15, 2051	FIT1	+65	$30	$1,133.38
3.375% Senior Notes due 2049	713448 EM6	$1,000.0	14	2.375% UST due May 15, 2051	FIT1	+65	$30	$1,129.42

(1)	Subject to the Maximum Tender Amount and proration, the principal amount of each series of Securities that is purchased in the Offers will be determined in accordance with the applicable Acceptance Priority Level (in numerical priority order with 1 being the highest Acceptance Priority Level and 14 being the lowest) specified in this column.

(2)	The applicable page on Bloomberg from which the Dealer Managers (as defined herein) will quote the bid side prices of the applicable U.S. Treasury Security. In the above table, “UST” denotes a U.S. Treasury Security.

(3)	Per $1,000 principal amount validly tendered at or prior to the Early Tender Deadline and accepted for purchase.

(4)	Includes the Early Tender Premium.

(5)	Hypothetical Total Consideration for each series of Securities is based upon a hypothetical Reference Yield (as defined below) determined as of 9:00 a.m., New York City time, on October 5, 2021 and assumes a Settlement Date of October 25, 2021. The Reference Yield used to determine actual consideration for the Securities is expected to be calculated as of 9:00 a.m., New York City time on October 21, 2021. The information provided in the above table with respect to the Securities is for illustrative purposes only. The Company and the Dealer Managers (as defined below) make no representation with respect to the actual consideration that may be paid with respect to the Securities, and such amounts may be greater or less than those shown in the above table depending on the Reference Yield as of the Price Determination Date (as defined below).

The Offers are being made pursuant to and are subject to the terms and conditions set forth in the Offer to Purchase. The Offers are scheduled to expire at 11:59 p.m., New York City time, on November 3, 2021, unless extended or earlier terminated by PepsiCo (the “Expiration Date”). Tendered Securities may be withdrawn until, but not after, 5:00 p.m., New York City time, on October 20, 2021 (the “Withdrawal Deadline”), except in certain limited circumstances where additional withdrawal rights are required by law.

Holders of Securities validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on October 20, 2021 (the “Early Tender Deadline”) and accepted for purchase will receive the applicable total consideration (“Total Consideration”), which includes an early tender premium of $30.00 per $1,000 principal amount of the Securities accepted for purchase (the “Early Tender Premium”). The Total Consideration for each series of Securities validly tendered and accepted for purchase will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread over the yield to maturity based on the bid side price of the applicable Reference U.S. Treasury Security specified in the table above and in the Offer to Purchase. In calculating the applicable Total Consideration for a Series of Securities, the application of the par call date, if any, will be in accordance with standard market practice. Holders of Securities who validly tender their Securities following the Early Tender Deadline and on or prior to the Expiration Date will only receive the applicable Tender Offer Consideration per $1,000 principal amount of any such Securities validly tendered by such Holders that are accepted for purchase. The “Tender Offer Consideration” is equal to the applicable Total Consideration minus the Early Tender Premium. The Total Consideration and Tender Offer Consideration will be determined at 9:00 a.m., New York City time, October 21, 2021, unless extended by PepsiCo.

In addition to the Tender Offer Consideration or the Total Consideration, as applicable, all Holders of Securities accepted for purchase will also receive accrued and unpaid interest rounded to the nearest cent, on such $1,000 principal amount of Securities from the last applicable interest payment date to, but not including, the applicable settlement date.

The settlement date for Securities validly tendered and not validly withdrawn at or prior to the Early Tender Deadline and accepted for purchase is expected to be October 25, 2021, the third business day after the Early Tender Deadline (the “Early Settlement Date”). The settlement date for Securities validly tendered following the Early Tender Deadline but on or prior to the Expiration Date and accepted for purchase is expected to be November 5, 2021, the second business day after the Expiration Date, assuming that the Maximum Tender Amount of Securities is not purchased on the Early Settlement Date.

Subject to the Maximum Tender Amount and proration, all Securities validly tendered and not validly withdrawn at or prior to the Early Tender Deadline having a higher Acceptance Priority Level (with 1 being the highest) will be accepted before any validly tendered Securities having a lower Acceptance Priority Level (with 14 being the lowest), and all Securities validly tendered following the Early Tender Deadline having a higher Acceptance Priority Level will be accepted before any Securities validly tendered following the Early Tender Deadline having a lower Acceptance Priority Level. If the Offers are not fully subscribed at the Early Tender Deadline, subject to the Maximum Tender Amount and proration, Securities validly tendered and not validly withdrawn at or prior to the Early Tender Deadline will be accepted for purchase in priority to other Securities validly tendered following the Early Tender Deadline even if such Securities validly tendered following the Early Tender Deadline have a higher Acceptance Priority Level than Securities validly tendered at or prior to the Early Tender Deadline. PepsiCo reserves the absolute right to increase or decrease the Maximum Tender Amount without extending the Early Tender Deadline or the Withdrawal Deadline, subject to compliance with applicable law. There can be no assurance that PepsiCo will increase or decrease the Maximum Tender Amount.

If the Offers are fully subscribed at the Early Tender Deadline, Holders who validly tender Securities following the Early Tender Deadline but on or prior to the Expiration Date will not have any of their Securities accepted for purchase regardless of their Acceptance Priority Level.

Securities of a series may be subject to proration (as described in the Offer to Purchase) if the aggregate purchase price of the Securities of such series validly tendered and not validly withdrawn would cause the Maximum Tender Amount to be exceeded. The Offers are not conditioned on any minimum amount of Securities or any series of Securities being tendered. However, PepsiCo’s obligation to accept for purchase, and to pay for, the Securities validly tendered and not validly withdrawn in the Offers is subject to the satisfaction or waiver of the conditions as described in the Offer to Purchase, including the financing condition described therein. PepsiCo reserves the absolute right, subject to applicable law, to: (i) waive any and all conditions to the Offers; (ii) extend or terminate the Offers; (iii) increase or decrease the Maximum Tender Amount without extending the Early Tender Deadline or the Withdrawal Deadline; or (iv) otherwise amend the Offers in any respect.

A beneficial owner of Securities that are held of record by a broker, dealer, commercial bank, trust company or other nominee must contact the nominee promptly and instruct the nominee to tender such Securities on the beneficial owner’s behalf prior to the Early Tender Deadline in order to receive the Total Consideration or, in the case of Securities tendered after the Early Tender Deadline, but prior to the Expiration Date, in order to have an opportunity to receive the Tender Offer Consideration as described in the Offer to Purchase. A nominee may have an earlier deadline for accepting the applicable Offers.

BofA Securities, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC are acting as the dealer managers for the Offers (collectively, the “Dealer Managers”). The information agent and tender agent for the Offers is Global Bondholder Services Corporation (the “Tender Agent”). Copies of the Offer to Purchase and related offer materials are available by contacting the Tender Agent by telephone at (866) 924-2200 (toll-free) or (212) 430–3774 (banks and brokers), by email at contact@gbsc-usa.com, or at https://gbsc-usa.com/registration/pepsi/. Questions regarding the Offers should be directed to the Liability Management Groups of BofA Securities, at (888) 292-0070 (toll-free), Citigroup Global Markets Inc., at (800) 558-3745, Deutsche Bank Securities Inc., at (866) 627-0391 (toll-free), or J.P. Morgan Securities LLC, at 866-834-4666 (toll-free).

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell with respect to any securities. The solicitation of offers to sell the Securities is only being made pursuant to the terms of the Offer to Purchase. The offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of PepsiCo or its affiliates, its board of directors, the Dealer Managers, the information and tender agent or the trustee for any series of Securities is making any recommendation as to whether or not holders should tender their Securities in connection with the Offers, and neither PepsiCo nor any other person has authorized any person to make any such recommendation.

Contacts:	Investor Relations investor@pepsico.com	Communications pepsicomediarelations@pepsico.com

About PepsiCo

PepsiCo products are enjoyed by consumers more than one billion times a day in more than 200 countries and territories around the world. PepsiCo generated more than $70 billion in net revenue in 2020, driven by a complementary food and beverage portfolio that includes Frito-Lay, Gatorade, Pepsi-Cola, Quaker, Tropicana and SodaStream. PepsiCo's product portfolio includes a wide range of enjoyable foods and beverages, including 23 brands that generate more than $1 billion each in estimated annual retail sales. Guiding PepsiCo is our vision to Be the Global Leader in Convenient Foods and Beverages by Winning with Purpose. “Winning with Purpose” reflects our ambition to win sustainably in the marketplace and embed purpose into all aspects of our business strategy and brands. For more information, visit www.pepsico.com.

Cautionary Statement

Statements in this communication that are “forward-looking statements” are based on currently available information, operating plans and projections about future events and trends. Terminology such as “aim,” “anticipate,” “believe,” “drive,” “estimate,” “expect,” “expressed confidence,” “forecast,” “future,” “goal,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “position,” “potential,” “project,” “seek,” “should,” “strategy,” “target,” “will” or similar statements or variations of such words and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements. Such risks and uncertainties include, but are not limited to: the impact of COVID-19; future demand for PepsiCo’s products; damage to PepsiCo’s reputation or brand image; issues or concerns with respect to product quality and safety; PepsiCo’s ability to compete effectively; PepsiCo’s ability to attract, develop and maintain a highly skilled and diverse workforce; water scarcity; changes in the retail landscape or in sales to any key customer; disruption of PepsiCo’s supply chain, including cost inflation in raw materials, packaging and commodities; political or social conditions in the markets where PepsiCo’s products are made, manufactured, distributed or sold; PepsiCo’s ability to grow its business in developing and emerging markets; changes in economic conditions in the countries in which PepsiCo operates; future cyber incidents and other disruptions; failure to successfully complete or manage strategic transactions; PepsiCo’s reliance on third-party service providers; climate change or measures to address climate change; strikes or work stoppages; failure to realize benefits from PepsiCo’s productivity initiatives; deterioration in estimates and underlying assumptions regarding future performance that can result in an impairment charge; fluctuations or other changes in exchange rates; any downgrade or potential downgrade of PepsiCo’s credit ratings; imposition or proposed imposition of new or increased taxes aimed at PepsiCo’s products; imposition of limitations on the marketing or sale of PepsiCo’s products; changes in laws and regulations related to the use or disposal of plastics or other packaging of PepsiCo’s products; failure to comply with personal data protection and privacy laws; increase in income tax rates, changes in income tax laws or disagreements with tax authorities; failure to adequately protect PepsiCo’s intellectual property rights or infringement on intellectual property rights of others; failure to comply with applicable laws and regulations; potential liabilities and costs from litigation, claims, legal or regulatory proceedings, inquiries or investigations; and the financing condition described in the Offer to Purchase may not be satisfied.

For additional information on these and other factors that could cause PepsiCo’s actual results to materially differ from those set forth herein, please see PepsiCo’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

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